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                                                               Exhibit 10.2


                               SUBLEASE AGREEMENT
                               ------------------

THIS SUBLEASE AGREEMENT ("Sublease") dated April 25, 2000 between GMAC Home Services, Inc. having an office at P.O. Box 880, 477 Martinsville Road, Liberty Corner, NJ 07938 ("Landlord") and ZapMe! Corporation, 3000 Executive Parkway, Suite 150, San Ramon, CA. ("Tenant").

                                   WITNESSETH:
                                   -----------

Landlord is the tenant of the premises (the "Subleased Premises") consisting of Suite 111, 3621 Rentable Square feet (the "Building"), pursuant to Lease dated August 9, 1999 as amended by first Lease Addendum dated September 1, 1999, from Alexander Property Company ("Owner") for a term to expire on April 30, 2002 (the "Major Lease").

Tenant has requested Landlord to sublease to Tenant the Subleased Premises which consist of approximately 3621 (Suite 111) feet, for a term of two (2) years commencing on May 1, 2000 and ending on April 30, 2002 and the Landlord is agreeable thereto, at the rental and under the covenants and conditions hereinafter stipulated.

NOW, THEREFORE, it is mutually agreed as follows:

1. SUBLEASED PREMISES: Landlord hereby sublets to Tenant and Tenant hereby hires from landlord the Subleased Premises.

2. TERM: The term (the "Term") of this Sublease shall be two (2) years commencing May 1, 2000 and ending April 30, 2002.

3. USE: Tenant may use and occupy the Subleased Premises for general offices, and for no other purpose or use.

4.   RENT: The rent (the "Rent") shall be as follows: For the next twenty-four
(24) months; $217,260 payable in equal monthly installments of $9,052.50 per month in advance, on the first day of each month during said period.

     The Security Deposit set forth below shall be payable to Landlord simultaneously with the execution of this Sublease.

     The Rent shall include the cost of all utilities (except telephone), but shall not include additional rent, as defined in, and subject to the conditions of, paragraph 10, below, and shall be paid, without prior notice or demand, at the office of Landlord or at such place as Landlord may designate, in writing, without any offset or deduction whatsoever.

5. SUBORDINATION TO MAJOR LEASE: This Sublease is subject and subordinate to all the terms of the Major Lease, receipt of an executed counterpart of which, with base rent and other provisions intentionally deleted, is hereby acknowledged by Tenant. Landlord represents that no deleted provisions affect the Landlord's ability to enter into this Sublease.

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6.   INCORPORATION OF THE MAJOR LEASE: Except as herein modified, the terms, covenants, conditions and provisions of the Major Lease are hereby incorporated herein by reference with the same force and effect as if set forth at length herein. All provisions of the Major Lease except deletions applying to tenant therein, i.e. Landlord, herein, are binding upon and inure to the benefit of Tenant, herein.

7. LIABILITY INSURANCE: Tenant shall maintain with respect to the Subleased Premises all insurance required to be maintained by Tenant under the Major Lease, as well as and/or including public liability insurance with minimum limits of $3,000,000 for bodily injury and $1,000,000.00 for property damage in companies qualified to do business in the state of California, insuring Landlord, Owner and Tenant against liability therefor to any person, firm or corporation. Tenant shall deliver a certificate of such insurance to Landlord prior to the commencement of the Term of this Sublease. Such insurance shall be placed with a company authorized to issue such insurance in New Jersey and shall provide that it may not be cancelled without at least ten (10) days prior notice to Landlord. A certificate of such Insurance shall be furnished by Tenant to Landlord upon the commencement of the Term and at lease twenty (20) days prior to the expiration of the term of each policy. Should Tenant fail to obtain and maintain such insurance or to pay the premium(s) thereon when due or to cause the foregoing certificate(s) to be delivered to Landlord, Landlord shall have the right to effect such insurance in Tenant's behalf and to pay the premium(s) therefor, in which event the monies so paid by Landlord shall be added to and become a part of the rental hereunder due on the first day of the next succeeding month. Landlord represents that it maintains liability insurance pursuant to the terms of the Major Lease.

8. COMPLIANCE WITH MAJOR LEASE; INDEMNIFICATION: Tenant covenants and agrees to observe all the provisions of the Major Lease on the part of tenant thereunder. Tenant shall indemnify and hold Landlord harmless from and against all loss, costs, damages, expenses, and liability, including but not limited to reasonable attorneys' fees, which Landlord may sustain or incur by reason of any injury or damage to person or property occurring in, or on or about the Subleased Premises or by reason of any breach or default hereunder on Tenant's part, by reason of either any work done in or to the Subleased Premises or any act or negligence on the part of Tenant or its agents, employees and invitees. In addition, Landlord covenants and agrees to observe all the provisions of the Major Lease on the part of Tenant thereunder. Landlord shall indemnify and hold Tenant harmless from and against all loss, costs, damages, expenses, and liability, including but not limited to reasonable attorneys' fees, which Tenant may sustain or incur by reason of any injury or damage to person or property occurring in, or on or about the Subleased Premises or by reason of any breach or default hereunder on Landlord's part, by reason or either any work done in or to the Subleased Premises or any act or negligence on the part of Landlord or its agents, employees and invitees.

9. NON-PAYMENT OF CHARGES; ADDITIONAL RENT: All charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs and expenses which Landlord may incur by reason of any default by Tenant or failure on Tenant's part to comply with the terms of this Sublease, shall be deemed to be additional rent and, in the event of Tenant's non-payment thereof, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the non-payment of the basic rent.


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10.  ASSIGNMENT: Tenant shall not, without the written consent of Landlord, assign, mortgage or hypothecate this Sublease, nor sublet or sublease the Subleased Premises or any part thereof.

In the event that Tenant shall not be in default under any of the terms, covenants and conditions of this Sublease, Landlord agrees that it will not unreasonably withhold its consent to an assignment or subletting of this Sublease by Tenant. In the event such consent is given, it shall be in writing, but only upon compliance and subject to the following terms and conditions:

     A. Simultaneously with any request for consent for any assignment or subletting, Tenant delivers to Landlord a copy of the proposed assignment or subletting and assumption agreement and a statement containing the name and address of the proposed assignee or sublessee and its principals and bank and other financial references and statements reasonably sufficient to enable Landlord to ascertain the financial responsibility of the proposed assignee or sublessee and its principals;

     B. In the event(s) Landlord's written consent shall be given, a duly executed copy of the assignment or sublease shall be delivered to Landlord within (10) days after execution thereof and such assignment or sublease shall contain an agreement from assignee or sublessee wherein and whereby the assignee or sublessee shall assume all the terms, covenants and conditions of this Sublease on the part of Tenant to be performed and shall contain an assignment of all security deposited with Landlord under the terms of this Sublease. Such assignment or subletting and assumption agreement shall be duly acknowledge and notarized.

     C. Consent to any such assignment or sublease and acceptance of rent from the assignee shall not release Tenant from liability for the full performance of all of the terms, covenants and conditions contained in this Sublease on the part of the Tenant to be performed;

     D. Consent to any such assignment or subleases shall not be construed to relieve Tenant or the assignee from obtaining the express written consent of Landlord and Owner to any further or other assignment or sublease, in accordance with the provisions of this Article;

     E. The Subleased Premises shall be used only for the purpose permitted herein;

     F. Tenant shall have previously obtained the consent, in writing, of the Owner under the Major Lease;

     G. No other or further assignment or subletting shall be made except in compliance with the provisions of the Article.

11.  TERMINATION:

(a) In the event Tenant shall default in the payment of rent or in the performance of any of its other obligations hereunder, Landlord shall have the same rights and remedies with respect to each such default as are conferred upon the Owner under the Major Lease.

(b) If the Major Lease is terminated by Owner under any provision of the Major Lease permitting the cancellation of the Major Lease, and such termination is not based on any default or act by Landlord, this Sublease shall terminate on the date Landlord is required to relinquish


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possession of the Subleased Premises to Owner. In such case, Landlord agrees to notify Tenant of such termination of Major Lease upon its receipt of same.

12. SURRENDER OF POSSESSION: At the expiration or sooner termination of the Term, Tenant shall surrender to Landlord the Subleased Premises and all fixtures and equipment thereunder in accordance with the manner in which the premises are to be surrendered at the termination of the term of the Major Lease.

13. NON REPRESENTATION: Tenant acknowledges that it has inspected and is fully familiar with the physical condition of the Subleased Premises and is subleasing the same "as is", and that in the making and executing of this Sublease, Tenant has not relied upon or been induced by any statements or representations by anyone other than those, if any, set forth expressly in this instrument, whether respecting the physical condition of the Subleased Premises, the Building or any other matter affecting the Subleased Premises or this transaction. Tenant acknowledges that the repair and maintenance of the Subleased Premises required on the part of the tenant under the Major Lease shall be the responsibility of Tenant.

14. SECURITY: At all times prior to the expiration of the Term of this Sublease, Tenant shall maintain on deposit with Landlord a sum equal to $18,105.00 Dollars as security for the due and faithful payment, as herein provided, of the Rent and for the due and faithful keeping, observance or performance of any such other covenant, agreement, provision or condition of this Sublease on the part of the Tenant. If at any time Tenant is in default in the payment of the Rent or in the keeping, observance or performance of any such other covenant, agreement, provision or condition of this Sublease, Landlord may, at its election, and upon written notice to Tenant apply the security so on deposit with Landlord to the payment of any such Rent or to the payment of the costs incurred by Landlord in curing such default, as the case may be. However, Tenant shall be given fifteen (15) days of said Notice to cure a non-monetary default. If as a result of any such application, all or any part of the cash so on deposit with Landlord shall be less than the sum of $18,105.00, Tenant shall forthwith deposit with Landlord cash in an amount equal to the deficiency. If at the expiration of the Term, Tenant shall not be in default in the payment of any such Rent or in the keeping, observance or performance of any such other covenant, agreement, provision or condition, then Landlord shall, within a reasonable time after the expiration of the Term, not to exceed 30 days, return to Tenant said security, if any, then on deposit with Landlord pursuant to this Article. Tenant further covenants that it will not assign or encumber said security or any part thereof and that Landlord shall not be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

15. IMPROVEMENTS: Tenant shall make no changes in or to the Subleased Premises of any nature without the Landlord's and the Owner's prior written consent. Landlord agrees that its consent shall not be unreasonably withheld or delayed.

16. NO BROKER: Tenant represents and warrants to Landlord that it has had no dealings with any real estate broker, Firm or salesperson with respect to the Subleased Premises or this Sublease. Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any claim or liability (including costs and expenses and reasonable attorney's fees) for commissions and other compensation by any real estate broker, firm, or salesperson claiming to be entitled to commissions as a result of its acts. Landlord makes reciprocal representations and warranties and agrees to indemnify and hold harmless Tenant in respect to or dealing with any broker, firm or salesperson.


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17.  NOTICES: Notwithstanding anything to the contrary contained in the Major
Lease, except as hereinafter provided, all notices, demands or communications, (together "Notices") required to be given by either Landlord or Tenant to the other shall be valid only if sent by registered or certified mail, addressed to Landlord or Tenant, as the case may be, at their respective addresses herein before set forth, or at such addresses which either Landlord or Tenant may hereafter furnish to the other by similar Notice. Any Notice or communication so given shall be effective as of the date three (3) days after mailing.

18. LATE PAYMENT: In the event any payment of Rent shall not be made within five (5) days after due under the provisions of this Sublease, Tenant shall pay to Landlord a sum equal to five ($.05) cents per month for each dollar of Rent so overdue. Late charges shall be immediately due and payable. Nothing herein contained shall be deemed or construed as permitting or allowing Tenant to make any payment of Rent at a time other than when same shall be required to be paid pursuant to the provisions of this Sublease. The acceptance of the late charge referred to in this Article shall not in any manner preclude Landlord from enforcing any of its rights contained elsewhere in this Sublease.

19. CONSENT TO SUBLEASE: This Sublease is conditioned upon and subject to the prior written consent of Owner. In the event Owner shall fail or refuse to consent in writing thereto by April 30, 2000, this Sublease shall be deemed of no force and effect and all monies paid hereunder shall be returned. Landlord shall have no responsibilities for any delay on the part of Owner in furnishing its written consent or for the Landlord's failure or refusal to do so.

20. COMPLETE AGREEMENT: This Sublease contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings or agreements between them relating thereto. No change, waiver or cancellation of any of the provisions hereof shall be valid unless in writing and signed by the party against whom enforcement thereof is sought.

21. EFFECTIVE DATE OF SUBLEASE: Neither the submission of this Sublease form to Tenant nor the execution of this Sublease by Tenant shall constitute an offer by Landlord to sublet the Subleased Premises to Tenant. This Sublease shall not be or become binding on the Landlord or Tenant to any extent or for any purpose, unless and until it is executed by Landlord and consented to, in writing, by Owner under the Major Lease and a fully executed copy thereof is delivered to Landlord.

22.  MISCELLANEOUS:

     A. This Agreement shall bind and inure to the benefit of Landlord and Tenant and their respective successors and except as otherwise provided herein, their assigns.

     B. Tenant shall be entitled to possession of the Subleased Premises upon this Sublease being fully executed and the written consent of the Owner being obtained and upon payment of the security deposit of $18,105.00.

     C.   Tenant shall insure its contents as its own cost and expense.


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     D.   Provided Tenant has complied with its obligations under this Sublease,
Tenant shall have quiet enjoyment of the Subleased Premises during the Term.

     E. Landlord will professionally clean the carpets of the premises and leave all wiring and cabling intact as desired by Tenant, but will otherwise deliver premises in what is commonly referred to as "As Is" condition.

     F. Landlord represents that it is in full compliance with the Major Lease and has received no notices of default thereunder. The Major Lease is in full effect and there are no modifications thereto.

     G. This Sublease shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflict of law.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Sublease Agreement to be signed by their respective authorized officers as of the date first above written.


GMAC  HOME SERVICES, INC.

By: /s/ Joan C. Burrell
    ------------------------------
Its: Assistant Vice President
     -----------------------------

ZAPME! CORPORATION

By: /s/ Lance Mortensen
    ------------------------------
Its: Chairman
     -----------------------------

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